TCW Funds, Inc.

Supplement dated June 12, 2015 to

the Prospectus Dated February 27, 2015, as amended (the “Prospectus”)

Disclosure relating to the TCW International Small Cap Fund (the “Fund”)

Effective immediately, the last sentence in the first paragraph under the section entitled “Principal Investment Strategies,” on page 73 will be deleted in its entirety.

Also, effective immediately, the paragraph under the section entitled “Principal Risks of the Funds – Non-Diversification Risk,” on page 89 will be deleted in its entirety and replaced with the following:

The TCW Emerging Markets Multi-Asset Opportunities Fund, TCW International Growth Fund, TCW Emerging Markets Local Currency Income Fund, TCW Enhanced Commodity Strategy Fund, and TCW Global Bond Fund are organized as non-diversified funds under the Investment Company Act of 1940, as amended (the “1940 Act”), and are not subject to the general limitation that with respect to 75% of a fund’s total assets, it may not invest more than 5% of its total assets in any particular issuer or hold more than 10% of the outstanding voting securities of any particular issuer. Because a relatively higher percentage of such Fund’s assets may be invested in the securities of a limited number of issuers, such Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Please retain this Supplement with your Prospectus for future reference.